SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                                  March 12, 2006
                        (Date of earliest event reported)

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                           Magnum d'Or Resources, Inc.
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             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of Incorporation)

               000-31849                          98-0215222
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        (Commission File Number)       (IRS Employer Identification No.)


                    Zone A, Shishan Science Industrial Garden
                            Nanhai Area, Foshan City
                                Guandong Province
                         The People's Republic of China
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                    (Address of Principal Executive Offices)

                               011-86-757-83660683
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              (Registrant's telephone number, including area code)

                                       N/A
        -----------------------------------------------------------------
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Section 3 - Securities and Trading Markets

Item 3.03 Material Modification to Rights of Security Holders

      The Board of Directors of Magnum d'Or Resources, Inc. (the "Company") previously approved a 1-for-200 reverse stock split of the outstanding common stock of the Company, and has recommended that the shareholders approve the reverse stock split. The Board of Directors has reconsidered this proposal, and has now recommended a 1-for-40 reverse stock split.

      The Company presently has total authorized common stock of 200,000,000 shares, $.001 par value; and there are presently 199,667,370 shares of common stock issued and outstanding. The total number of authorized shares of common stock and preferred stock shall not change as a result of the stock split.

      The shareholders of the Company has approved the modified 1-for-40 reverse stock split by a written consent of a majority of outstanding shares of capital stock entitled to vote on the reverse stock split proposal. The effective date of the reverse stock split shall be determined upon the satisfaction of the notice requirements to the National Association of Securities Dealers (Electronic Bulletin Board, OTC-BB) and the completion of a Schedule 14C Information Statement to be filed with the U.S. Securities and Exchange Commission and mailed to the stockholders of the Company.

Section 8 - Other Events

Item 8.01 Other Events

      The Company has received an assay report regarding its Khul Morit Project in Mongolia, including Drill Hole Summaries regarding the mining exploration activities of the Company. The management team is currently evaluating this assay report, a decision will be made shortly on how to proceed with this project. A copy of the Drill Hole Summaries are included with this Form 8-K current report as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(a)   Financial statements of business acquired: Not applicable

(b)   Pro forma financial statements: Not applicable

(c)   Exhibits.

Exhibit
Number      Description
--------    -------------------

99.1        Khul Morit Project - Mongolia
            Drill Hole Summaries is incorporated by reference to Exhibit 99.1 to the Form 8-K current report of the Company filed on March 9, 2006

99.2        Press Release

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 13, 2006                              Magnum d'Or Recources, Inc.,


                                            /s/ Shaojun Sun
                                            -------------------------------
                                            Shaojun Sun
                                            Vice President



                                  Exhibit Index

Exhibit
Number      Description
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99.2        Press Release of March 13, 2006